EXHIBIT 10.39

AMENDMENT TO THE TRANSACTIONS AGREEMENT
This amendment (the “Amendment”) to that certain Transactions Agreement by and among Carriage Funeral Holdings, Inc., a Delaware corporation (“Buyer”), Carriage Holdings Virginia, Inc., a Commonwealth of Virginia corporation and a wholly owned subsidiary of Buyer (“Merger Sub Corp”), Carriage Services of Virginia LLC, a Commonwealth of Virginia limited liability company and a wholly owned subsidiary of Buyer (“Merger Sub”) LLC” and, together with Merger Sub Corp, “Merger Subs” and each a “Merger Sub”), Calvary Memorial Park, Inc., a Commonwealth of Virginia corporation (“CMP”), Fairfax Memorial Funeral Home, L.L.C., a Commonwealth of Virginia limited liability company (“FMFH” and, together with CMP, the “Companies” and each a “Company”), David Dodrill, an individual, solely in his capacity as the initial Holder Representative hereunder, and Carriage Services, Inc., a Delaware corporation (“Parent Guarantor”), solely in its capacity as the Parent Guarantor thereunder, is entered into on December 30, 2019 among the foregoing parties. Any term used in this Amendment without definition has the meaning set forth for such term in the Agreement.
RECITALS
WHEREAS, the undersigned parties wish to amend the Agreement to as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Section 2.3(a) of the Agreement is hereby amended and restated in to entirety to read as follows:
“After the Effective Time, the articles of incorporation of CMP, as in effect immediately prior to the Effective Time, shall be amended after the Effective Time to read in its entirety in the form of articles of incorporation to be mutually agreed by Buyer and the Holder Representative, and, as so amended, shall become the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the VSCA and such articles of incorporation; provided that any such amendment must comply with Section 8.1.”
2.Further Assurances; Amendments. Except as expressly amended by this Amendment, all of the terms of the Agreement remain unmodified and in full force and effect and are hereby confirmed in all respects.
3.Entire Agreement; Amendments to this Agreement. This Amendment, along with the Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof. No amendment, change, modification or termination of this Amendment or any part hereof shall be effective or binding unless made in writing and signed by each party.
4.Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.
5.Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law principles thereof).
6.Counterparts; Electronic Delivery. This Amendment may be executed and delivered in any number of counterparts, each of which, when so executed, will be deemed an original and all of which taken together will constitute one and the same agreement. Signatures of a party which are sent to the other parties by e-mail (pdf.) or by facsimile transmission shall be binding as evidence of acceptance to the terms hereof by such party.

[Signature page follows]

EXHIBIT 10.39

CALVARY MEMORIAL PARK INCORPORATED

By: _/s/ David S. Dodrill_________________
Name: David Dodrill
Its: Vice President

FAIRFAX MEMORIAL FUNERAL HOME L.L.C.

By: _/s/ David S. Dodrill_________________
Name: David Dodrill
Its:      Vice President

By: _/s/ David S. Dodrill___________________
Name: David Dodrill
Its:      Holder Representative

CARRIAGE FUNERAL HOLDINGS, INC.

By: __/s/ Viki K. Blinderman______________
Name: Viki K. Blinderman
Its: Vice President

CARRIAGE HOLDINGS VIRGINIA, INC.

By: __/s/ Viki K. Blinderman______________
Name: Viki K. Blinderman
Its: Vice President

CARRIAGE SERVICES OF VIRGINIA LLC

By: __/s/ Viki K. Blinderman______________
Name: Viki K. Blinderman
Its: Vice President